UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TENNANT COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TENNANT COMPANY 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET. For shares held in a Plan, vote by April 21, 2022 11:59 PM ET.TENNANT COMPANY 10400 CLEAN STREET EDEN PRAIRIE, MN 55344-2650You invested in TENNANT COMPANY and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2022.Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.Smartphone users Point your camera here and vote without entering a I numberVirtually at:Vote Virtually at the Meeting* April 26, 2022 10:30 AM CDTwww.virtualshareholdermeeting.com/TNC2022*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. Election of two Class Ill directors for three-year terms, such that the total number of directors is eight. Nominees: 1a. David W. HurniBoard Recommends1b. David Windley 0 For2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022.3. Advisory approval of executive compensation.O For0 ForNOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.